UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

CONSUMER CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54998	26-2517432
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Ave, 4th Floor, Unit B Flushing, New York	11354
(Address of principal executive offices)	(Zip Code)

(718) 395-8150

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On May 10, 2016, Consumer Capital Group, Inc. (the “Company”) was informed by its independent registered accountants, Dominic K.F. Chan & Co. ("DKFC"), that DCAW (CPA) Ltd. (“DCAW”) has succeeded from DKFC, the license to audit U.S. public company regulated by PCAOB, effective from May 1, 2016. The principals and staff of DCAW are the same auditors and staff who were engaged on the audit of the Company while at DKFC. The engagement of DCAW was approved by the Company’s Board of Directors on May 13, 2016.

The reports of DKFC on the Company’s financial statements as of and for the years ended December 31, 2015 and December 31, 2014, contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending ended December 31, 2015 and December 31, 2014 and the subsequent period through March 31, 2016, there have been no (i) disagreements with DKFC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to DKFC, satisfaction, would have caused DKFC, to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Neither the Company nor anyone on behalf of the Company consulted DCAW regarding either (a) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of DCAW was provided with respect to any accounting, auditing, or financial reporting issue, or (b) any matter that was either the subject of a disagreement of the type described in Item 304(a)(iv) of Regulation S-K or any “reportable event described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided DKFC (now DCAW) with a copy of the above disclosures and requested that DKFC (now DCAW) furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of DKFC (now DCAW)’s letter, dated May 13, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 16.1 Letter of Dominic K.F. Chan & Co. (now DCAW) dated May 16, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

Date: May 16, 2016	By:	/s/ Jianmin Gao
Jianmin Gao President & CEO

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